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                                                                    EXHIBIT 99.1

                      THE CITIZENS NATIONAL BANK OF MALONE
                           6 ELM STREET, P.O. BOX 229
                             MALONE, NEW YORK 12953

                        SPECIAL MEETING OF SHAREHOLDERS
                              [            ], 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder(s) of THE CITIZENS NATIONAL BANK OF MALONE
hereby constitute and appoint            and            , or either of them, the
true and lawful agent and attorney-in-fact for the undersigned, with full powers of substitution, and hereby authorize them to represent and to vote, as designated below, all of the shares of common stock owned by the undersigned or registered in the name of the undersigned at the Special Meeting of the
Shareholders to be held on [           ], 2000 at [    ]:[    ] [  ].m., Eastern
time, or at any and all adjournments thereof.

     PROPOSAL 1:  To approve and adopt the Agreement and Plan of Merger, dated as of September 26, 2000, by and among Community Bank System, Inc.,
     Community Bank, N.A. and The Citizens National Bank of Malone, providing for the merger of The Citizens National Bank of Malone with and into
     Community Bank, N.A., as described in the Proxy Statement/Prospectus dated
     [           ], 2000.

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
           FOR                   AGAINST                 ABSTAIN
           [ ]                     [ ]                     [ ]

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of the Shareholders or any and all adjournments thereof.

 THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ABOVE
                                     BY THE
 UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                               "FOR" PROPOSAL 1.

                                             Please sign exactly as the name
                                             appears on your stock certificate.
                                             When shares are held by joint
                                             tenants, both should sign. When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please sign in full corporate name
                                             and have signed by the president or
                                             other duly authorized officer. If a
                                             partnership, please sign in
                                             partnership name by general partner
                                             or other authorized person.

                                             Please mark, sign, date and return
                                             this proxy card promptly, using the
                                             enclosed envelope.

                                             Dated:                       , 2000
                                                ---------------------------

                                             -----------------------------------
                                                         (signature)

                                             -----------------------------------
                                                 (signature if jointly held)